Exhibit 10.10
AMENDMENT ONE TO THE RESTRICTED STOCK GRANT AGREEMENT
PURSUANT TO VALOR COMMUNICATIONS GROUP, INC.
2005 LONG-TERM EQUITY INCENTIVE PLAN
     This Amendment One to the Restricted Stock Grant Agreement (“Amendment One”) is entered into as of February 9, 2006 between Valor Communications Group, Inc., a Delaware corporation (the “Company”), and William M. Ojile, Jr. (the “Participant”), residing at 11591 East Lake Place, Englewood, CO 80111.
Recitals
     WHEREAS, the Company and the Participant entered into a Restricted Stock Grant Agreement dated February 14, 2005; and,
     WHEREAS, on December 8, 2005, the Company, Alltel Corporation and Alltel Holding Corp. entered into an Agreement and Plan of Merger (“Transaction”); and,
     WHEREAS, the Company and the Participant desire to amend certain provisions of the Restricted Stock Grant Agreement in anticipation of the closing of the Transaction.
     NOW, THEREFORE, for and in consideration of the premises hereof and the mutual covenants contained herein, the Company and the Participant hereby covenant and agree to amend the Restricted Stock Grant Agreement as follows:
     1. Amend section 3(a) to delete “each of January 1, 2007 and January 1, 2008,” and replace it with “upon the earlier of the close of the Transaction or January 1, 2007, and on January 1, 2008”.
     2. Amend section 3(b)(ii)(y) to delete “first,” and replace it with “second”.
     3. Amend section 4 to delete “with respect to the Shares only to the extent such Shares have vested as of the date on which such dividend is to be paid,” and replace it with “on the Shares regardless of whether they have vested on the date on which such dividend is to be paid.”
     4. All other terms and conditions of the Restricted Stock Grant Agreement shall remain in full force and effect.
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[Signature page follows.]

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment One to be duly executed as of the date first above written.

VALOR COMMUNICATIONS GROUP, INC.

	By:	/s/ John J. Mueller
		Name:	John J. Mueller
		Title:	President

ACCEPTANCE:

/s/ William M. Ojile, Jr.
Participant